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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 1998




                              Alleghany Corporation
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)

        1-9371                                           51-0283071
(Commission File Number)                    (IRS Employer Identification Number)



                                 375 Park Avenue
                            New York, New York 10152
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 752-1356

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Item 5.  Other Events.

      On May 26, 1998, Alleghany Corporation issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits accompany this Report:

           Exhibit Number            Exhibit Description
           --------------            -------------------
                 99                  Alleghany Corporation press release dated
                                     May 26, 1998.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ALLEGHANY CORPORATION


Date:  May 26, 1998                  By: /s/ David B. Cuming
                                         __________________________________
                                         David B. Cuming
                                         Senior Vice President and chief
                                         financial officer


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                                 Index to Exhibits

           Exhibit Number            Exhibit Description
           --------------            -------------------
                 99                  Alleghany Corporation press release dated
                                     May 26, 1998.